BLACKROCK FUNDSSM

BlackRock Global Long/Short Equity Fund

(the “Fund”)

Supplement dated September 24, 2018 to the Statement of Additional Information (“SAI”) of the Fund, dated November 28, 2017

Effective immediately, the Fund will be considered a “commodity pool” under the Commodity Exchange Act. Accordingly, the following change is made to the Fund’s SAI:

The section entitled “I. Investment Objective and Policies—Regulation Regarding Derivatives” in Part I of the Fund’s SAI is deleted in its entirety and replaced with the following:

The Commodity Futures Trading Commission (“CFTC”) subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the investment adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or (ii) markets itself as providing investment exposure to such instruments. Due to the Fund’s potential use of CFTC Derivatives above the prescribed levels, however, the Fund will be considered a “commodity pool” under the Commodity Exchange Act. Accordingly, BlackRock, the Fund’s investment adviser, has registered as a “commodity pool operator” and is subject to CFTC regulation in respect of the Fund.

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Shareholders should retain this Supplement for future reference.

SAI-GLSEQ-0918SUP